UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-9819		52-1549373
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)
4991 Lake Brook Drive, Suite 100
Glen Allen, Virginia			23060-9245
(Address of principal executive offices)			(Zip Code)
	(804)	217-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DX	New York Stock Exchange
6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2021, the Board of Directors of Dynex Capital, Inc. (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Articles of Incorporation, as amended (as amended and restated, the “Articles of Incorporation”), to delete the provisions authorizing and governing the Company’s 8.50% Series A Cumulative Redeemable Preferred Stock and 7.625% Series B Cumulative Redeemable Preferred Stock, no shares of which are issued and outstanding and all rights to which have previously ceased to exist, and to consolidate prior amendments to the Articles of Incorporation. The Company filed related Articles of Restatement with the State Corporation Commission of the Commonwealth of Virginia (the “VSCC”), on May 13, 2021, which became effective upon the issuance of a certificate of restatement by the VSCC on May 14, 2021.

The foregoing description of the amendments to the Company’s Articles of Incorporation is qualified in its entirety by reference to the full text of the Articles of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, in unmarked form, and as Exhibit 3.1.1, in marked form showing the amendments described above to the consolidated Articles of Incorporation, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Restated Articles of Incorporation of Dynex Capital, Inc., effective May 14, 2021
3.1.1	Restated Articles of Incorporation of Dynex Capital, Inc., effective May 14, 2021 (marked to show changes)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	May 18, 2021	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Financial Officer and Chief Operating Officer